PROSPECTUS

May 1, 2016

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY	1
Investment Objective	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	3
Investment Adviser	4
Sub-Adviser	4
Sub-Adviser Portfolio Managers	4
Purchase and Sale of Portfolio Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	6
Temporary Investments	8
Portfolio Holdings Disclosure	8
Cybersecurity	8
MANAGEMENT	8
Investment Adviser	8
Sub-Adviser	8
Sub-Adviser Portfolio Managers	9
INVESTMENT SUBSIDIARY	9
HOW SHARES ARE PRICED	10
HOW TO PURCHASE AND REDEEM SHARES	10
TAX CONSEQUENCES	11
DIVIDENDS AND DISTRIBUTIONS	12
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	12
DISTRIBUTION OF SHARES	12
Distributor	12
Distribution Fees	12
Additional Compensation to Financial Intermediaries	13
Householding	13
VOTING AND MEETINGS	13
CONSOLIDATED FINANCIAL HIGHLIGHTS	14
Privacy Notice	15
For more information	Back Cover

PORTFOLIO SUMMARY: The Gold Bullion Strategy Portfolio

Investment Objective: The Portfolio seeks returns that reflect the performance of the price of Gold bullion.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.50%
Other Expenses	0.36%
Acquired Fund Fees and Expenses(1)	0.20%
Total Annual Portfolio Operating Expenses	1.81%

(1)     Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$184	$569	$980	$2,127

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over“ its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2015, the Portfolio’s portfolio turnover rate was 457% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio’s adviser delegates execution of the Portfolio’s investment strategy to the sub-adviser. Under normal circumstances, the Portfolio will invest primarily in Gold bullion-related: (1) exchange-traded funds (“ETFs”); (2) exchange-traded notes (“ETNs”); (3) exchange-traded futures contracts, (4) over-the-counter forward contracts and (5) fixed income securities, including through mutual funds and ETFs that invest primarily in fixed income securities.

Gold bullion-related ETFs are those that invest primarily in (i) physical Gold bullion and/or (ii) over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, options contracts or swap contracts. Gold bullion-related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. Derivatives used by the Fund are expected to produce a significant portion of the Fund’s returns. The Fund does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based.

The Portfolio concentrates investments in the Gold bullion industry under normal circumstances investing over 25% of its assets in the Gold bullion industry. For purposes of measuring the 25% Gold bullion industry investments, the Portfolio includes the effects of leverage to Gold bullion (e.g. a security with 2 times leverage to Gold bullion price changes is counted at twice its value). The Portfolio also invests in investment grade fixed income corporate notes and bonds to generate interest income and to seek to preserve principal. The Portfolio defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody‘s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the sub-adviser to be of comparable quality. However, the fixed income securities are selected without restriction as to maturity, issuer country or capitalization. The Portfolio is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Portfolio may invest in fewer securities at any one time than a diversified fund.

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The Portfolio will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Portfolio with exposure to Gold bullion within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs, physical Gold bullion and derivatives. The Portfolio’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Portfolio.

The sub-adviser selects securities and derivatives to maintain the Portfolio’s primary allocation to investments that it believes will have returns that reflect the performance of the price of Gold bullion. The sub-adviser disposes of securities or derivatives to replace them with investments that it believes have a higher expected return or will more closely track Gold bullion prices or both. However, placement of individual trades, with the exception of fixed income trades, is conducted by the adviser in consultation with the sub-adviser. The sub-adviser selects derivative counterparties it believes to be creditworthy and will close out a derivative position if it believes the counterparty is no longer creditworthy. The sub-adviser places substantially all fixed income trades. The adviser and/or sub-adviser may engage in frequent trading to achieve the Portfolio’s investment objective, which may result in continued turnover in excess of 100%.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in ETFs, mutual funds, ETNs and the Subsidiary.

  Concentration Risk: Because the Portfolio will invest more than 25% of its assets in the Gold bullion industry, the Portfolio will be subject to greater volatility risk than a Portfolio that is not concentrated in a single industry.
  Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Portfolio losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.
  ETF, Mutual Fund and ETN Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio. Each is subject to specific risks, depending it investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETFs and ETN may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.
  Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Portfolio. As a result, for the present, interest rate risk may be heightened. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Issuers may also default.
  Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.
  Management Risk: The sub-adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Portfolio invests may prove to be inaccurate and may not produce the desired results. The adviser’s assessment of the sub-adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.
  Market Risk: The Portfolio’s investments will decline in value if the price of Gold declines. Overall securities market risks may affect the value of individual Portfolio holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets.
  Non-Diversification Risk: As a non-diversified fund, the Portfolio may invest more than 5% of its total assets in the securities of one or more issuers. The Portfolio’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Taxation Risk: By investing in Gold bullion indirectly through the Subsidiary, the Portfolio will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Portfolio. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Portfolio as ordinary income, which may be taxed at less favorable rates than capital gains.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Portfolio’s turnover rate is expected to be above 100% annually.
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  Wholly-Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Portfolio and its shareholders. Your cost of investing in the Portfolio will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Portfolio.

Is the Portfolio Right for You?

The Portfolio is intended for investors who want returns that seek to reflect the performance of the price of Gold bullion without the burdens of personally acquiring and holding Gold bullion. Daily net asset value per share is available by calling toll-free 1-855-650-QGLD (7453).

Performance: The bar chart and performance table below show the variability of the Portfolio’s returns, which is some indication of the risks of investing in the Portfolio.  The bar chart shows performance of the Portfolio’s shares for each full calendar year since the Portfolio’s inception.  The performance table compares the performance of the Portfolio’s shares over time to the performance of a broad-based market index.  The Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost by visiting www.advisorspreferred.com or by calling toll-free 1-855-650-QGLD (7453).

Performance Bar Chart For Calendar Year Ended December 31st:

Best Quarter:	3/31/14	6.35%
Worst Quarter:	9/30/14	(8.92)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception(1) (11-1-13)
Return Before Taxes	(12.37)%	(10.42)%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	1.38%	9.38%
S&P GSCI Gold Index(3) (reflects no deduction for fees, expenses or taxes)	(10.88)%	(9.76)%
NYSE Arca Gold BUGS Index(4) (reflects no deduction for fees, expenses or taxes)	(32.22)%	(28.11)%
(1)	The inception date of the Portfolio is November 1, 2013.
(2)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The Portfolio has replaced the NYSE Arca Gold BUGS Index with the S&P 500 Total Return Index as the Portfolio’s primary benchmark to provide an industry standard benchmark.
(3)	The S&P GSCI (Goldman Sachs Commodity Index) Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.
(4)	The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weight index of companies involved in gold mining. Investors cannot directly invest in an index.
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Investment Adviser: Advisors Preferred, LLC.

Sub-Adviser: Flexible Plan Investments, Ltd.

Sub-Adviser Portfolio Managers: Jerry C. Wagner, President of the sub-adviser, and Dr. George Yang, Director of Research of the sub-adviser, have served the Portfolio as its portfolio managers since it commenced operations in 2013.

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio’s intention to distribute all realized income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolio, Adviser and Sub-Adviser.

This Prospectus describes the Portfolio, a series of Advisors Preferred Trust, a Delaware statutory trust (the “Trust”). Advisors Preferred, LLC serves as the Portfolio’s investment adviser and Flexible Plan Investments, Ltd. serves as sub-adviser. The Portfolio is generally intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a “Participating Insurance Company”).

The Portfolio’s administrator (Gemini Fund Services, LLC) has received an exemptive order from the SEC (“Exemptive Order”) that permits the Portfolio, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment. These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken. It is possible that a difference may arise among the interests of the holders of different types of contracts—for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio’s investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Trust’s Board of Trustees (the “Board”) and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising. As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the portfolios. This might force a portfolio, such as the Portfolio, to sell its securities at disadvantageous prices which could cause a decrease in the portfolio’s NAV. The Trust and the adviser may apply for a substantially similar exemptive order from the SEC. However, there can be no assurance such an exemptive order would be granted.

Individual variable annuity contract holders and flexible premium variable life insurance policyholders are not “shareholders” of the Portfolio. The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policyholders. Shares of the Portfolio are not offered directly to the general public.

The adviser and sub-adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring the Portfolio’s investments to be consistent with the investment objective and principal investment strategies of the Portfolio. The Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities and derivatives consistent with its investment objective and style. The potential risks and returns of the Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

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INVESTMENT OBJECTIVE

The Portfolio seeks returns that reflect the performance of the price of Gold bullion. The Portfolio’s investment objective may be changed without shareholder approval by the Portfolio’s Board of Trustees upon 60 days written notice to shareholders. However, the Portfolio’s 25% Gold bullion industry investment policy is a fundamental policy and may not be changed without approval by a “majority of the outstanding shares” of the Portfolio which means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio will invest primarily in Gold bullion-related: (1) exchange-traded funds (“ETFs”); (2) exchange-traded notes (“ETNs”); (3) exchange-traded futures contracts, (4) over-the-counter forward contracts and (5) fixed income securities, including through mutual funds and ETFs that invest primarily in fixed income securities.

Gold bullion-related ETFs are those that invest primarily in (i) physical Gold bullion and/or (ii) over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, options contracts or swap contracts. Gold bullion-related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. Derivatives used by the Portfolio are expected to produce a significant portion of the Portfolio’s returns. The Fund does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based.

The Portfolio concentrates investments in the Gold bullion industry under normal circumstances investing over 25% of its assets in the Gold bullion industry. For purposes of measuring the 25% Gold bullion industry investments, the Portfolio includes the effects of leverage to Gold bullion (e.g. a security with 2 times leverage to Gold bullion price changes is counted at twice its value). The Portfolio also invests in investment grade fixed income corporate notes and bonds to generate interest income and to seek to preserve principal. The Portfolio defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by the sub-adviser to be of comparable quality. However, the fixed income securities are selected without restriction as to maturity, issuer country or capitalization. The Portfolio is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Portfolio may invest in fewer securities at any one time than a diversified fund.

The Portfolio will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Portfolio with exposure to Gold bullion within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs, Gold bullion and derivatives. The Portfolio’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Portfolio. The Portfolio may invest a small portion of its assets in Gold bullion-related instruments directly (outside of the Subsidiary) while maintaining compliance with the Code.

The sub-adviser selects securities and derivatives to maintain the Portfolio’s primary allocation to investments that it believes will have returns that reflect the performance of the price of Gold bullion. The sub-adviser disposes of securities and derivatives to replace them with investments that it believes have a higher expected return or will more closely track Gold bullion prices or both. However, placement of individual trades is with the exception of substantially all fixed income trades conducted by the adviser in consultation with the sub-adviser or by the sub-adviser. The sub-adviser places substantially all fixed income trades. The adviser and/or sub-adviser select counterparties they believe to be creditworthy based upon a review of key financial aspects of the counterparty including earnings relative to fixed costs, leverage ratios and equity. The adviser and/or sub-adviser further restrict counterparties to those rated “A3” or higher by Moody’s Investors Service or similarly rated by another rating agency, or if unrated, determined by the adviser and/or sub-adviser to be of similar credit quality. The adviser and/or sub-adviser monitor financial news, company reports, such as quarterly, semi-annual and annual reports, other regulatory filings and rating agency publications to monitor counterparty credit quality. The adviser and/or sub-adviser will close out a derivative position if it believes the counterparty is no longer creditworthy. The adviser and/or sub-adviser may engage in frequent trading to achieve the Portfolio’s investment objective, which may result in continued turnover in excess of 100%.

Subsidiary

The Portfolio will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs and derivatives. The Subsidiary is subject to the same investment restrictions as the Portfolio, when viewed on a consolidated basis. By investing in Gold indirectly through the Subsidiary, the Portfolio will obtain exposure to the Gold markets within the federal tax requirements that apply to the Portfolio. Specifically, the Subsidiary is expected to provide the Portfolio with exposure to the Gold commodities markets within the limitations of the federal tax requirements of Code. Subchapter M requires, among other things, that at least 90% of the Portfolio’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the Gold bullion-related securities in which the Portfolio invests will not be treated as “qualifying income” for purposes of the 90% income requirement. The Portfolio may also make investments in certain Gold bullion-related securities through the Subsidiary because income from these securities is not treated as “qualifying income” for purposes of the 90% income requirement if the Portfolio invests in the security directly.

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To satisfy the 90% income requirement, the Subsidiary will, not less than annually, declare and distribute a dividend to the Portfolio, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Portfolio), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Portfolio does not have a private letter ruling, but complies with IRS restrictions as described above.

Because the Portfolio may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Portfolio may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Portfolio may also include the Subsidiary. The Subsidiary is be subject to the same investment restrictions and limitations on consolidated basis and follows the same compliance policies and procedures, as the Portfolio. The Portfolio and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Portfolio and the Subsidiary.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolio. Risks could adversely affect the net asset value, total return and the value of the Portfolio and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Portfolio’s “Portfolio Summary” section of this Prospectus.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in ETFs, mutual funds, ETNs and the Subsidiary.

  Concentration Risk: Because the Portfolio will invest more than 25% of its assets in the Gold bullion industry, the Portfolio will be subject to greater volatility risk than a Portfolio that is not concentrated in a single industry. The Gold bullion industry, as a whole, may be unprofitable if the price of Gold falls below a certain level. Additionally, the Portfolio’s investments in Gold bullion industry-related securities and instruments may be more volatile than securities markets in general and may perform poorly even when securities markets, in general, are rising.
  Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Portfolio losses. Because derivatives typically require only a small margin payment, the fluctuation of the value of derivatives in relation to the underlying assets upon which they are based is magnified. Thus, the Portfolio may experience losses that exceed losses experienced by funds that do not use derivative contracts. Similarly, long option positions, although fully paid, if used by an ETF or ETN, indirectly expose the Portfolio to leverage risk because a small investment may produce large changes in Portfolio value. Additionally, these long positions may expire worthless. Derivatives may not provide an effective hedge or substitute for Gold because changes in derivative prices may not track those of the underlying Gold bullion. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of options, forwards, futures and swaps as hedging vehicles will depend, in part, on the degree of correlation between price movements in the derivatives and price movements in underlying Gold bullion. While options, forwards, futures and swaps contracts are generally liquid instruments, under certain market conditions, they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. There can be no assurance that any particular derivatives strategy adopted will succeed.
  ETF, Mutual Fund and ETN Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs, mutual funds and ETNs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs and ETNs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. Additional risks of investing in ETFs, mutual funds and ETNs are described below:
°	Credit Risk: An ETN issuer’s credit quality may decline causing the security price to fall. ETN issuers are also subject to default risk. ETFs are subject to declining credit quality and default to the extent they hold debt securities or derivatives of issuers subject to credit risk.
°	Leverage Risk: ETFs, mutual funds and ETNs may employ leverage, which magnifies the changes in the underlying Gold price or Gold index upon which they are based. For example, if an ETF’s current benchmark is 200% of the price of Gold bullion and the ETF meets its objective, the daily value of the ETF will tend to increase or decrease twice the daily value of the change in the price of Gold bullion. (e.g., if Gold bullion goes up 10% in a day then the leveraged ETF’s value should go up 20%; conversely, if Gold bullion goes down 10% that day then the leveraged ETF’s value should go down 20%).
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°	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
°	Strategy Risk: Each ETF, mutual fund and ETN is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk.
°	Tracking Risk: ETFs, mutual funds and ETNs in which the Portfolio invests will not be able to replicate exactly the performance of the indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. In addition, the index-tracking ETFs, mutual funds and ETNs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index. ETFs and ETN may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.
  Fixed Income Risk: When the Portfolio invests in bonds and other fixed income securities the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Portfolio. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Portfolio. As a result, for the present, interest rate risk may be heightened. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio’s share price and total return to be reduced and fluctuate more than other types of investments.
  Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.
  Management Risk: The sub-adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or instrument in which the Portfolio invests may prove to be inaccurate and may not produce the desired results. The adviser’s assessment of the sub-adviser’s investment qualifications may also prove to be inaccurate and may not produce the desired results.
  Market Risk: Gold prices, securities and derivative markets can be volatile. In other words, prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The net asset value of the Portfolio will fluctuate based on changes in the value of the Gold bullion, securities, and derivatives in which the Portfolio invests. The Portfolio invests, directly or indirectly, in Gold bullion, securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. Market prices of Gold bullion securities and derivatives in broad Gold market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer or Gold. The Portfolio’s investments will decline in value if the price of Gold declines. Overall securities market risks may affect the value of individual Portfolio holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets.
  Non-Diversification Risk: As a non-diversified fund, the Portfolio may invest more than 5% of its total assets in the securities of one or more issuers. The Portfolio may also invest in mutual funds and ETFs that are non-diversified. Because a relatively high percentage of the assets of the Portfolio may be invested in the securities of a limited number of issuers, the value of shares of the Portfolio may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Portfolio.
  Taxation Risk: By investing in Gold bullion indirectly through the Subsidiary, the Portfolio will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Portfolio. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation any income received from its investments will be passed through to the Portfolio as ordinary income.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Portfolio’s return, unless the securities traded can be bought and sold without corresponding commission costs. The Portfolio’s turnover rate is expected to be above 100% annually.
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  Wholly-Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Portfolio and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Portfolio, by investing in the Subsidiary when viewed in isolation from the Portfolio, will not have all of the protections offered to investors in registered investment companies with respect to Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the sub-adviser as overseen by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio or its shareholders. The Portfolio’s Board has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as the sole shareholder of the Subsidiary. Also, the sub-adviser in managing the Subsidiary’s investment portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Portfolio.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Portfolio may be invested in these instruments for extended periods, depending on the sub-advisers assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market funds’ advisory and operational fees. The Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Portfolio’s policies regarding the release of Portfolio holdings information is available in the Portfolio’s Statement of Additional Information. Shareholders may request Portfolio holdings schedules at no charge by calling 1-855-650-QGLD (7453).

Cybersecurity: The computer systems, networks and devices used by the Portfolio and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Portfolio and its service providers, systems, networks, or devices potentially can be breached. The Portfolio and shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices: infection from computer viruses or other malicious software code; and attaches that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Portfolio’s business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate NAV; impediments to trading; the inability of the Portfolio, the Adviser, the Subadviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Portfolio invests; counterparties with which the Portfolio engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Portfolio’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Portfolio. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Portfolio’s investments directly or through a sub-adviser. The adviser is responsible for assuring the Portfolio’s investments are selected according to the Portfolio’s investment objective, policies and restrictions. The adviser was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2015, it had approximately $484 million in assets under management. Pursuant to an advisory agreement between the Portfolio and the adviser, the adviser is entitled to receive, and did receive during the last fiscal year, on a monthly basis, an annual advisory fee equal to 0.75% of the Portfolio’s average daily net assets.

Sub-Adviser: Flexible Plan Investments, Ltd. (“FPI”) is located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302. FPI was founded in Bloomfield Hills, Michigan in 1981 by its President, Jerry C. Wagner. FPI provides investment management services to individuals, pension and profit plans and non-profit organizations. It is expected that the assets in the Portfolio will come, in part, from individuals with whom FPI has a contractual relationship pursuant to which FPI provides investment management and other services for a fee. As of December 31, 2015, it had approximately $1.8 billion in assets under management.

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Pursuant to a sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser is entitled to receive from the adviser (not the Portfolio), and did receive during the last fiscal year, a monthly fee equal to the annual rate of 0.50% of an aggregate of $300 million of all Trust assets sub-advised by FPI, 0.525% for the next $100 million of aggregated assets and 0.55% for additional aggregated assets. This fee schedule will apply in the aggregate to the Portfolio and future funds in the fund family that are sub-advised by FPI. In addition to the sub-advisory fee, FPI may receive Distribution and Shareholder Servicing Fees for distribution-related activities and for providing certain services to clients of FPI who are shareholders in the Portfolio. FPI reduces any amount due FPI under contractual relationships with its clients by any amounts received from the Portfolio after payment of any third party fees associated with its services to the Portfolio.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement is available in the Portfolio’s annual shareholder report for the period ended December 31, 2015.

Sub-Adviser Portfolio Managers: Jerry C. Wagner has served as President, Director and sole shareholder of FPI since its organization in 1981. Dr. George Yang has served FPI as Director of Research since July 2008. Dr. Yang joined FPI following a 10-year engineering career developing quantitative and analytical methods in the automotive industry. Dr. Yang holds an MBA from the University of Michigan, a Ph.D. from Cornell University and a Bachelor of Science from the University of Science and Technology of China. He has been a member of the Global Association of Risk Professionals (GARP) since 2006. Dr. Yang was a winner of the Henry Ford Technology Award from Ford Motor Company in 1999. He is also the holder of the Chartered Financial Analyst (CFA) designation as well as the Financial Risk Manager (FRM) designation from the Global Association of Risk Professionals and the Accredited Investment Fiduciary (AIF) designation from the Center for Fiduciary Studies.

The Portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of shares of the Portfolio.

INVESTMENT SUBSIDIARY

The Portfolio may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors who are the same persons who serve as Trustees of the Portfolio. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Portfolio, you will receive 60 days prior notice of such offer or sale.

As with the Portfolio, the adviser delegates investment responsibility to the sub-adviser. Pursuant to an investment advisory agreement between the adviser and the Subsidiary, the adviser manages the affairs of the Subsidiary directly or through the sub-adviser. Pursuant to an investment sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser executes the investment program of the Subsidiary. Under these agreements, the adviser and sub-adviser provide the Subsidiary with the same type of management services, under the same terms, as are provided to the Portfolio, except that the adviser and sub-adviser receive no fee. These agreements provide for automatic termination upon the termination of the advisory or sub-advisory agreement with respect to the Portfolio. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services with the same service providers that provide those services to the Portfolio.

The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Portfolio expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Portfolio’s assets. It is also anticipated that the Portfolio’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Portfolio and Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio. As a result, the sub-adviser is subject to the same investment policies and restrictions that apply to the management of the Portfolio, and, in particular, to the requirements relating to leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary, when viewing the Portfolio and the Subsidiary on a consolidated basis. These policies and restrictions are described in detail in the Portfolio’s Statement of Additional Information (“SAI”). The Portfolio’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Portfolio’s Board regarding the Subsidiary’s compliance with its policies and procedures.

On an aggregate basis with the Portfolio, the Subsidiary complies with the provisions of the 1940 Act in Sections 8 and 18 (regarding investment policies, capital structure and leverage); the adviser and sub-adviser to the Subsidiary, are SEC-registered and each complies with the provisions of the 1940 Act in Section 15 (regarding investment advisory contracts) and the Subsidiary complies with the provisions of the 1940 Act in Section 17 (regarding affiliated transactions and custody) and employs the same custodian as the Portfolio.

The financial statements of the Subsidiary will be consolidated in the Portfolio’s financial statements which are included in the Portfolio’s annual and semi-annual reports. The Portfolio’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) of each share is determined at as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. (Eastern Time)) on each day it is open for business. Purchases and redemptions of Portfolio shares are made at NAV. NAV is computed by determining the aggregate market value of all assets of the Portfolio, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Portfolio, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio. Each Participating Insurance Company, or qualified pension or retirement plan or agent, or its authorized designee must receive applications for the purchase of shares, as well as all requests for the redemption of shares before 3:30 p.m. (or one half hour before the close of the NYSE) to assure ample time to transmit to the Portfolio prior to NAV pricing.

Generally, the Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary exchange, normally, as of 4:00 p.m. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange, normally, as of 4:00 p.m. or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask price on the primary exchange, normally, as of 4:00 p.m. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Portfolio. Because the Portfolio may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Portfolio does not price their shares, the value of some of the Portfolio’s portfolio of securities may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV, the Portfolio values any foreign securities held by the Portfolio at the latest closing price on the exchange on which they are traded immediately prior to, normally, 4:00 p.m. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Portfolio’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the adviser may need to price the security using the Portfolio’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each mutual fund’s net asset value is calculated based upon reference to the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

This Prospectus describes shares offered by the Portfolio. As described earlier in this Prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolio does not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolio is open for business. Please refer to your insurance contract prospectus or retirement plan documents for additional information.

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When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in good order. All requests received in good order by a Participating Insurance Company, or qualified pension or retirement plan or agent, or its authorized designee before 3:30 p.m. Eastern Time (or one half hour before the close of the NYSE) on each day the NYSE is open will be executed on that same day. Requests received after 3:30 p.m. (or one half hour before the close of the NYSE), or on any day the NYSE is closed, will be processed on the next business day. The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and funds to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered to the separate accounts of the participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that Portfolio the annuity contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the Investment Company Act of 1940. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If the Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The preceding is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

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DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts or other shareholders on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio discourages and does not accommodate market timing that it considers abusive. Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. If the Portfolio invests in ETFs that hold foreign securities, it is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. The Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolio’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change or in response to perceived market conditions.

The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in abusive market timing or other disruptive trading activities. Neither the Portfolio nor the adviser, nor sub-adviser, will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Portfolio is not able to identify market timing transactions by individual variable insurance contract or plan participant. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies, or such shareholder’s plan documents. The Portfolio has entered into an information sharing agreement with the insurance company or other shareholders that use the Portfolio as an underlying investment vehicle for its separate accounts. Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to the Portfolio; (ii) furnish the Portfolio, upon its request, with information regarding contract or policyholder trading activities in shares of the Portfolio; and (iii) enforce its market timing policy with respect to contract, policyholders or plan participants identified by the Portfolio as having engaged in market timing.

The Portfolio will seek to monitor for abusive market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not abusive short-term trading is involved. When information regarding transactions in the Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policyholder or any other persons. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual abusive market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that the Portfolio will be able to do so. In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between the Portfolio and the contract and policyholders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Portfolio’s difficulty in deterring such market timing activities. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc. (“Ceros”), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Portfolio. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Ceros and the adviser are affiliates because the adviser is wholly-owned by Ceros and they are under common control. Shares of the Portfolio are offered on a continuous basis.

Distribution Fees: The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of shares of the Portfolio. Shareholders pay annual 12b-1 expenses of up to 0.50%. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

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The Portfolio’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of Portfolio shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Because 12b-1 fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should be aware that if you hold your for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Portfolio’s distributor, its affiliates, and the Portfolio’s adviser and/or sub-adviser may each, at their own expense and out of their own assets including their legitimate Portfolio-related profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolio. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Portfolio on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Portfolio mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolio at 1-855-650-QGLD (7453) on days the Portfolio is open for business or contact your financial institution. The Portfolio will begin sending you individual copies 30 days after receiving your request.

VOTING AND MEETINGS

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Shareholders shall be entitled to one vote for each share held.

The Portfolio does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change the Portfolio’s fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one-third of the outstanding shares constitute a quorum (or one-third of the Portfolio or class if the matter relates only to the Portfolio or class).

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CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Portfolio’s financial performance for the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment if all dividends and distributions). This information for the Portfolio has been derived from the financial statements audited by the Portfolio’s Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s December 31, 2015 annual report, which is available upon request and is incorporated by reference in the SAI.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year or Period

	For the Year Ended	For the Year Ended		For the Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013 (a)
Net asset value, beginning of period/year	$22.48	$23.28		$25.00
Activity from investment operations:
Net investment loss (b)	(0.14)	(0.21)		(0.02)
Net realized and unrealized loss on investments	(2.64)	(0.59)		(1.70)
Total from investment operations	(2.78)	(0.80)		(1.72)
Less distributions from:
Net investment income	—	(0.00	) (c)	—
Paid-in-Capital From Redemption Fees	0.00 (c)	—		—
Net asset value, end of period/year	$19.70	$22.48		$23.28
Total return (d)	(12.37)%	(3.43	)% (e)	(6.88	)% (f)
Net assets, at end of period/year (000s)	$2,168	$1,363		$379
Ratio of net expenses to average net assets (g)	1.61%	1.70%		1.70	% (h)
Ratio of net investment loss to average net assets (g,i)	(0.65)%	(0.88)%		(0.56	)% (h)
Portfolio Turnover Rate	457%	474%		23	% (f)

(a)	The Portfolio commenced operations on November 1, 2013.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(c)	The per share amount is less than $.005
(d)	Total returns assume reinvestments of all distributions.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Not Annualized.
(g)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.
(h)	Annualized.
(i)	Recognition of net investment income (loss) by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.
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PRIVACY notice		Rev. May 2014
FACTS		WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?		All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Advisors Preferred Trust doesn’t jointly market.
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Adviser	Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd., Suite 530 Rockville, MD 20850
Sub-Adviser	Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302	Legal Counsel	Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Portfolio is included in the Portfolio’s Statement of Additional Information dated May 1, 2016, (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Portfolio’s policies and management. Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to Shareholders. In the Portfolio’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

To obtain a free copy of the Prospectus, SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolio, or to make shareholder inquiries about the Portfolio, please call 1-855-650-QGLD (7453) or visit www.advisorspreferred.com. You may also write to:

Regular Mail The Gold Bullion Strategy Portfolio c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail The Gold Bullion Strategy Portfolio c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

You may review and obtain copies of the Portfolio’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756